(BRAMWELL FUNDS LOGO)

                                 ANNUAL REPORT
                                 JUNE 30, 2002

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND

                                     (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 2002

In the June quarter, the GROWTH FUND declined (8.91)% and the FOCUS FUND declined (6.73)% compared to a decline of (13.40)% for the S&P 500(R) Stock Index. The Growth Fund declined (11.94)% for the fiscal year ended June 30, 2002 to $18.70 net asset value per share, and the Focus Fund fell (10.31)% to $8.87 net asset value per share compared to a (17.99)% decline for the S&P 500(R) Stock Index. Other indices, such as the Lipper Multi-Cap Growth Funds Index, which is the Growth Fund's Lipper category, fell (29.88)% in the twelve months ended June 2002. See pages 3 and 6 for further performance details.

The GROWTH FUND received a 5-STAR OVERALL MORNINGSTAR RATINGTM (ooooo) in the U.S.-domiciled Large Growth category for the 5-year period ended June 30, 2002. It also received 5 stars for the 3- and 5-year periods when rated against 352 and 265 Large Growth funds, respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.(a)

The GROWTH FUND retained its LIPPER LEADER FOR CONSISTENT RETURN designation among 196 Multi-Cap Growth Funds for the three-year period ended June 30, 2002. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the past three years. The ratings are subject to change every month. The top 20% are named Lipper Leaders for Consistent Return.(b)

COMMENTARY

Reviewing the June 2002 fiscal year, interest and inflation rates were low and the housing market was strong throughout. In the September quarter of 2001, the economy showed signs of recovery from its year-long slump until the unprecedented terrorist attack on the World Trade Center and the Pentagon on September 11th. The stock market showed amazing resiliency by fully recovering a month later from the initial shock of this tragic event. In the December quarter, the GDP rose 2.7%. Housing was robust, and in addition to low interest rates and mortgage refinancing, also benefited from increased focus on the home instead of travel. Capital spending plans, however, were deferred. In the March quarter, the GDP rose a remarkable 5.0%, retail sales continued to exceed expectations as did housing demand; rebuilding depleted inventories helped the manufacturing sector.

The economy remained positive in the June quarter as low inflation, low interest rates and mortgage refinancing spurred consumer spending. More signs of an improving economy emerged. However, the equity markets declined in response to loss of investor confidence as the result of corporate scandals, questionable accounting and multiple bankruptcies of former large high-profile companies. Tensions involving the Middle East added further uncertainty.

Industries that contributed positively to our performance were hospitals, other healthcare services and restaurants. Individual stocks that contributed most positively included Wellpoint Health Networks, UnitedHealth Group, Anthem, Tenet Healthcare, Triad Hospitals, 3M and Lowe's. Industries that did poorly were pharmaceuticals, electronics and information processing. New products were slow in coming to market and investors became impatient with the speed of recovery in demand for technology.

(a) The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive
    2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. (C) 2002 Morningstar, Inc. All Rights Reserved.

(b) Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of the information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters. All Rights Reserved.

   (LOGO)
LIPPER LEADER
  CONSISTENT
    RETURN

Annual Report

OUTLOOK

We expect the economy to continue recovering throughout 2002 and on into 2003 and 2004 albeit at a more moderate pace than heretofore as the result of the negative wealth effect from a lower stock market. Capital spending is likely to be pushed out more into 2003 but to be still on the come. The rest of the world, especially the emerging Far East economies, will be increasingly important to the demand for capital and consumer goods. Interest and inflation rates are expected to remain low. New products such as Windows XP, enhanced wireless communications, HDTV, digital cameras and electronic games will encourage sales, and replacement cycles will favor rising demand as we move farther out in time from the extraordinary technology build that preceded Y2K.

We are pursuing positive demographic trends in our investment strategies. The aging baby boomers are beginning to increase the demand for hospitals at a time when the number of hospitals has been declining for fifteen years or more. Replacement orthopedic devices are similarly in greater demand. Increased interest in the home is driving demand for home-related products and casual dining is a young, growing industry. We are focusing more on global companies where earnings will benefit from a weaker U.S. dollar. We are also seeking to invest in companies that are gaining market share and, as ever, have strong balance sheets and access to capital.

At 850, the S&P 500(R) Stock Index is selling at 15 times estimated
2003 earnings of $56, the earnings level achieved in the euphoric year of 2000. Using fundamental analysis, we are now finding stocks in which to invest that are selling at less than the market multiple and with projected growth of 18% or better - an attractive metric in our opinion. The 10-Year Treasury note is yielding approximately 4.5% and the reciprocal of 22 suggests that an unusually high-risk premium is being paid for equities selling at 15 times estimated 2003 earnings. Many dividend returns exceed the 1.7% yield on a 3-month Treasury bill: 1.9% for the S&P 500(R) Stock Index and on such seasoned growth stocks as General Electric, 3M and Pfizer. Dividends may also increase as earnings grow unlike interest on fixed income instruments. All of which is to say that stocks appear attractively valued versus money market instruments and bonds. We are making every effort to take advantage of market volatility and accounting and other uncertainties to acquire positions at more attractive valuations than otherwise.

In our opinion, the vast majority of companies use "non-creative" accounting and their financial statements present reasonable pictures of financial condition. The errors of a few should not be extrapolated to all. Hopefully the zeal to punish the few does not lead to excessive regulation of the many and discourage taking the risks of seeking the rewards of ownership. Similarly, the broad use of stock options as deferred compensation has distinguished the United States from the rest of the world and has driven innovation and productivity by giving workers an ownership stake in the companies for which they work. Whatever "reform" occurs to punish the few should not be so draconian as to discourage an incentive that has been so beneficial to the many and the country at large.

FUND INFORMATION

Net asset values (NAVs) for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the FOCUS FUND is BRFOX and for the GROWTH FUND is BRGRX. Further information such as portfolio holdings and historic performance may also be obtained from our Web site, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/s/Elizabeth R. Bramwell, CFA

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

July 31, 2002

The outlook and opinions expressed above represent the views of the investment adviser as of July 31, 2002 and are subject to change as market and economic events unfold.

Annual Report

                              BRAMWELL GROWTH FUND

                                 JUNE 30, 2002

The Bramwell Growth Fund is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

        MAJOR INDUSTRY HOLDINGS
---------------------------------------
Retailing                          22.2%
Healthcare Services                10.5
Industrial Products                 9.2
Healthcare Products                 9.2
Healthcare - Hospitals              7.0
Electronics                         6.3
Information Processing Services     6.1
Restaurants                         4.2
Financial Services                  4.1
Transportation                      3.9

         MAJOR EQUITY HOLDINGS
---------------------------------------
Walgreen                            5.2%
Kohl's                              4.0
Tenet Healthcare                    3.7
3M                                  3.3
Wal-Mart                            3.2
Affiliated Computer Services        3.0
Pfizer                              2.6
Tiffany                             2.5
WellPoint Health Networks           2.4
UnitedHealth Group                  2.4


COMPARATIVE INVESTMENT       June         Calendar       One      Three    Five     Since
RETURNS (6/30/02)             Q        Year to Date     Year      Years    Years    Inception*
----------------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND         (8.91)%      (7.29)%     (11.94)%   (4.14)%   7.96%     12.98%
S&P 500(R)Stock Index       (13.40)      (13.16)      (17.99)    (9.18)    3.66      12.16

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for the Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2003, which favorably affected performance through June 30, 1997. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.


                 BRAMWELL       S&P 500(R)
                GROWTH FUND     Stock Index
                -----------     -----------
8/1/94            $10,000         $10,000
  6/95             12,311          12,206
  6/96             14,653          15,380
  6/97             17,906          20,717
  6/98             24,971          26,965
  6/99             29,811          33,101
  6/00             36,528          35,501
  6/01             29,820          30,236
  6/02             26,260          24,797

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*From August 1, 1994. Returns for periods greater than one year are compound average annual rates of return. The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Annual Report

                              BRAMWELL GROWTH FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

                                                                         MARKET
                                                       SHARES            VALUE
                                                       ------           -------
COMMON STOCKS - 94.70%

CHEMICALS/METALS - 1.75%
OM Group, Inc.                                          54,000       $ 3,348,000
                                                                     -----------

CONSUMER PRODUCTS - 3.47%
Coca-Cola Co.                                           65,000         3,640,000
Colgate-Palmolive Co.                                   60,000         3,003,000
                                                                     -----------
                                                                       6,643,000
                                                                     -----------
ELECTRONICS - 6.34%
Analog Devices, Inc.*                                   50,000         1,485,000
Applied Materials, Inc.*                                90,000         1,711,800
Intel Corp.                                            136,500         2,493,855
KLA-Tencor Corp.*                                       47,000         2,067,530
Linear Technology Corp.                                 50,000         1,571,500
MKS Instruments, Inc.*                                  10,000           200,700
Novellus Systems, Inc.*                                 35,000         1,190,000
Texas Instruments, Inc.                                 60,000         1,422,000
                                                                     -----------
                                                                      12,142,385
                                                                     -----------
ENERGY - 1.55%
GlobalSantaFe Corp.                                     50,000         1,367,500
Nabors Industries, Inc.*                                25,000           882,500
Patterson-UTI Energy, Inc.*                             25,000           705,750
                                                                     -----------
                                                                       2,955,750
                                                                     -----------
ENTERTAINMENT &
   LEISURE TIME - 0.19%
Entravision Communications
   Corp.*                                               30,000           367,500
                                                                     -----------
FINANCIAL SERVICES - 4.08%
American International
   Group, Inc.                                          50,000         3,411,500
BlackRock, Inc.*                                        30,000         1,329,000
Charles Schwab Corp.                                    80,000           896,000
Fifth Third Bancorp                                     32,500         2,166,125
                                                                     -----------
                                                                       7,802,625
                                                                     -----------

                                                                         MARKET
                                                       SHARES            VALUE
                                                       ------           -------
HEALTHCARE - HOSPITALS - 6.96%
HCA, Inc.                                               85,000       $ 4,037,500
Tenet Healthcare Corp.*                                100,000         7,155,000
Triad Hospitals, Inc.*                                  50,000         2,119,000
                                                                     -----------
                                                                      13,311,500
                                                                     -----------

HEALTHCARE PRODUCTS - 9.18%
Biomet, Inc.                                            60,000         1,627,200
Johnson & Johnson                                       68,800         3,595,488
Medtronic, Inc.                                        105,000         4,499,250
Pfizer, Inc.                                           140,000         4,900,000
Stryker Corp.                                           35,000         1,872,850
Zimmer Holdings, Inc.*                                  30,000         1,069,800
                                                                     -----------
                                                                      17,564,588
                                                                     -----------
HEALTHCARE SERVICES - 10.54%
Anthem, Inc.*                                           55,000         3,711,400
Cardinal Health, Inc.                                   61,750         3,792,067
Cross Country, Inc.*                                    35,000         1,323,000
Laboratory Corp. of America
   Holdings*                                            46,000         2,099,900
UnitedHealth Group, Inc.                                50,000         4,577,500
WellPoint Health Networks, Inc.*                        60,000         4,668,600
                                                                     -----------
                                                                      20,172,467
                                                                     -----------
INDUSTRIAL PRODUCTS - 9.20%
3M                                                      50,600         6,223,800
General Electric Co.                                   140,000         4,067,000
Illinois Tool Works, Inc.                               50,000         3,415,000
Molex, Inc., Class A                                   142,481         3,908,254
                                                                     -----------
                                                                      17,614,054
                                                                     -----------
INFORMATION PROCESSING
   EQUIPMENT - 2.39%
Dell Computer Corp.*                                   175,000         4,574,500
                                                                     -----------
Annual Report

                                                                         MARKET
                                                         SHARES           VALUE
                                                         ------          -------

INFORMATION PROCESSING
   SERVICES - 6.13%
Affiliated Computer
   Services, Inc.*                                        120,000    $ 5,697,600
Automatic Data Processing, Inc.                            40,000      1,742,000
Computer Sciences Corp.*                                   90,000      4,302,000
                                                                     -----------
                                                                      11,741,600
                                                                     -----------

INFORMATION PROCESSING
   SOFTWARE - 2.68%
Adobe Systems, Inc.                                        10,000        285,000
Advent Software, Inc.*                                     50,000      1,285,000
Microsoft Corp.*                                           65,000      3,555,500
                                                                     -----------
                                                                       5,125,500
                                                                     -----------
RESTAURANTS - 4.21%
Applebee's International, Inc.                             40,000        918,000
Brinker International, Inc.*                               80,000      2,540,000
CBRL Group, Inc.                                           40,000      1,220,800
Cheesecake Factory, Inc.*                                  95,250      3,379,470
                                                                     -----------
                                                                       8,058,270
                                                                     -----------

RETAILING - 22.15%
Costco Wholesale Corp.*                                    50,000      1,931,000
Home Depot, Inc.                                          110,000      4,040,300
Kohl's Corp.*                                             110,000      7,708,800
Lowe's Companies, Inc.                                    100,000      4,540,000
Pier 1 Imports, Inc.                                      100,000      2,100,000
Tiffany & Co.                                             135,000      4,752,000
Wal-Mart Stores, Inc.                                     110,000      6,051,100
Walgreen Co.                                              260,000     10,043,800
Williams-Sonoma, Inc.*                                     40,000      1,226,400
                                                                     -----------
                                                                      42,393,400
                                                                     -----------
TRANSPORTATION - 3.88%
FedEx Corp.                                                40,000      2,136,000
Union Pacific Corp.                                        30,000      1,898,400
United Parcel Service, Inc.                                55,000      3,396,250
                                                                     -----------
                                                                       7,430,650
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $141,546,204)                                                  181,245,789
                                                                     -----------

                                                      PRINCIPAL         MARKET
                                                        AMOUNT           VALUE
                                                     ------------    -----------
SHORT-TERM
   INVESTMENTS - 3.70%

VARIABLE RATE
   DEMAND NOTES - 2.14%
U.S. Bancorp, 1.59%                                  $  2,375,000    $ 2,375,000
Wisconsin Electric Power
   Co., 1.46%                                           1,717,000      1,717,000
                                                                     -----------
                                                                       4,092,000
                                                                     -----------
COMMERCIAL PAPER - 1.56%
American Express Credit Corp.,
   1.97%, Due 7/1/02                                    3,000,000      3,000,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,092,000)                                                      7,092,000
                                                                     -----------

TOTAL INVESTMENTS - 98.40%
(Cost $148,638,204)                                                  188,337,789
                                                                     -----------

OTHER ASSETS LESS LIABILITIES - 1.60%                                  3,057,095
                                                                     -----------

NET ASSETS - 100.00%
(10,232,753 shares outstanding)                                     $191,394,884
                                                                     ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                $18.70
                                                                          ======
*Non-income producing security
See notes to financial statements.

Annual Report

                              BRAMWELL FOCUS FUND

                                 JUNE 30, 2002

The Bramwell Focus Fund is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio performance.

          MAJOR INDUSTRY HOLDINGS
------------------------------------------
Retailing                          17.0%
Healthcare - Hospitals             14.3
Restaurants                        12.4

           MAJOR EQUITY HOLDINGS
------------------------------------------
Walgreen                            5.8%
Tenet Healthcare                    5.4
HCA                                 5.0
Affiliated Computer Services        5.0
Dell Computer                       4.7

COMPARATIVE INVESTMENT      June     Calendar                  Since
RETURNS (6/30/02)             Q    Year to Date     1 Year   Inception*
-----------------------------------------------------------------------
BRAMWELL FOCUS FUND        (6.73)%    (4.11)%       (10.31)%   (4.12)%
S&P 500(R) Stock Index    (13.40)    (13.16)        (17.99)   (10.17)

This chart assumes an initial investment of $10,000 made on 10/31/99 (inception). Returns shown for the Bramwell Focus Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is contractually capped by the Adviser at 1.75% through June 30, 2003, which favorably affected performance to date. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

                 BRAMWELL       S&P 500(R)
                FOCUS FUND     Stock Index
                ----------     -----------
10/31/99          $10,000        $10,000
12/31/99           11,940         10,804
 3/31/00           12,650         11,052
 6/30/00           12,260         10,758
 6/30/01            9,969          9,163
 6/30/02            8,940          7,515

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

*From October 31, 1999. Returns for periods greater than one year are compound average annual rates of return. The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Annual Report

                              BRAMWELL FOCUS FUND

                    PORTFOLIO OF INVESTMENTS - JUNE 30, 2002

                                                                          MARKET
                                                         SHARES           VALUE
                                                         ------          -------

COMMON STOCKS - 94.61%

CONSUMER PRODUCTS - 3.38%
Coca-Cola Co.                                              4,000      $  224,000
                                                                     -----------
ELECTRONICS - 11.79%
Analog Devices, Inc.*                                      5,000         148,500
Applied Materials, Inc.*                                   4,000          76,080
Intel Corp.                                                5,000          91,350
KLA-Tencor Corp.*                                          7,000         307,930
Linear Technology Corp.                                    5,000         157,150
                                                                     -----------
                                                                         781,010
                                                                     -----------

HEALTHCARE - HOSPITALS - 14.26%
HCA, Inc.                                                  7,000         332,500
Tenet Healthcare Corp.*                                    5,000         357,750
Triad Hospitals, Inc.*                                     6,000         254,280
                                                                     -----------
                                                                         944,530
                                                                     -----------

HEALTHCARE PRODUCTS - 7.28%
Biomet, Inc.                                               5,000         135,600
Medtronic, Inc.                                            4,000         171,400
Pfizer, Inc.                                               5,000         175,000
                                                                     -----------
                                                                         482,000
                                                                     -----------

HEALTHCARE SERVICES - 8.98%
Anthem, Inc.*                                              4,000         269,920
Laboratory Corp. of America
   Holdings*                                               2,000          91,300
WellPoint Health Networks, Inc.*                           3,000         233,430
                                                                     -----------
                                                                         594,650
                                                                     -----------
INDUSTRIAL PRODUCTS - 7.84%
3M                                                         2,000         246,000
Illinois Tool Works, Inc.                                  4,000         273,200
                                                                     -----------
                                                                         519,200
                                                                     -----------

INFORMATION PROCESSING
   EQUIPMENT - 4.74%
Dell Computer Corp.*                                      12,000         313,680
                                                                     -----------

INFORMATION PROCESSING
   SERVICES - 5.02%
Affiliated Computer Services, Inc.*                        7,000         332,360
                                                                     -----------

                                                                        MARKET
                                                         SHARES          VALUE
                                                         ------         -------
RESTAURANTS - 12.43%
Applebee's International, Inc.                             6,000      $  137,700
Brinker International, Inc.*                               8,000         254,000
CBRL Group, Inc.                                           6,000         183,120
Cheesecake Factory, Inc.*                                  7,000         248,360
                                                                     -----------
                                                                         823,180
                                                                     -----------

RETAILING - 17.03%
Home Depot, Inc.                                           6,000         220,380
Kohl's Corp.*                                              2,500         175,200
Lowe's Companies, Inc.                                     3,000         136,200
Pier 1 Imports, Inc.                                      10,000         210,000
Walgreen Co.                                              10,000         386,300
                                                                     -----------
                                                                       1,128,080
                                                                     -----------

TRANSPORTATION - 1.86%
United Parcel Service, Inc.                                2,000         123,500
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $6,198,785)                                                      6,266,190
                                                                     -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
VARIABLE RATE
DEMAND NOTES - 0.65%
U.S. Bancorp, 1.59%                                   $   24,000          24,000
Wisconsin Electric Power
   Co., 1.46%                                             19,000          19,000
                                                                     -----------
                                                                          43,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES
(Cost $43,000)                                                            43,000
                                                                     -----------

TOTAL INVESTMENTS - 95.26%
(Cost $6,241,785)                                                      6,309,190

OTHER ASSETS LESS LIABILITIES - 4.74%                                    314,185
                                                                     -----------

NET ASSETS - 100.00%
(746,992 shares outstanding)                                          $6,623,375
                                                                     ===========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                 $8.87
                                                                     ===========

*Non-income producing security
See notes to financial statements.

Annual Report

                              BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

                                                  GROWTH FUND       FOCUS FUND
                                                  ------------      ----------
ASSETS:
Investments at value (cost $148,638,204 and
   $6,241,785, respectively)                      $188,337,789       $6,309,190
Receivable for securities sold                       2,394,724          333,809
Receivable for fund shares sold                        928,271               --
Dividends and interest receivable                      102,571            2,003
Prepaid and other assets                                38,856            5,455
Receivable from Adviser                                     --            1,686
Cash                                                       258              403
                                                 -------------    -------------
Total Assets                                       191,802,469        6,652,546
                                                 -------------    -------------

LIABILITIES:
Accrued investment advisory fees                       161,508               --
Accrued expenses                                       145,569           27,778
Payable for securities purchased                        60,131               --
Accrued distribution fees                               40,377            1,393
                                                 -------------    -------------
Total Liabilities                                      407,585           29,171
                                                 -------------    -------------
NET ASSETS                                        $191,394,884       $6,623,375
                                                 =============    =============

NET ASSETS CONSIST OF:
Capital stock                                     $157,391,631       $8,404,390
Accumulated net realized loss on investments        (5,696,332)      (1,848,420)
Net unrealized appreciation on investments          39,699,585           67,405
                                                 -------------    -------------
NET ASSETS                                        $191,394,884       $6,623,375
                                                 =============    =============

CAPITAL STOCK, $.0001 par value
Authorized                                         200,000,000      200,000,000
Issued and outstanding                              10,232,753          746,992

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                            $18.70            $8.87
                                                        ======            =====

See notes to financial statements.

Annual Report

                              BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                           FOR THE FISCAL YEAR ENDED

                                 JUNE 30, 2002

                                                 GROWTH FUND          FOCUS FUND
                                                 ------------         ----------

INVESTMENT INCOME:
Dividends                                        $  1,100,262(1)    $    33,173
Interest                                              484,991             9,045
                                                 ------------       -----------
Total Investment Income                             1,585,253            42,218
                                                 ------------       -----------

EXPENSES:
Investment advisory fees                            2,010,757            65,636
Distribution fees                                     502,689            16,409
Fund administration and accounting fees               212,958            60,000
Shareholder servicing fees                            182,404            19,369
Professional fees                                     132,904             6,186
Reports to shareholders                                72,086             2,375
State registration fees                                49,608            15,332
Custody fees                                           46,399             5,870
Directors' fees                                        29,051            21,211
Other                                                  30,221             2,782
                                                 ------------       -----------
Total expenses before waiver                        3,269,077           215,170
Waiver of expenses                                         --          (100,307)
                                                 ------------       -----------
Net Expenses                                        3,269,077           114,863
                                                 ------------       -----------
NET INVESTMENT LOSS                                (1,683,824)          (72,645)
                                                 ------------       -----------

REALIZED AND UNREALIZED GAINS
(LOSSES):
Net realized loss on investments                   (2,511,848)       (1,091,900)
Change in net unrealized appreciation/
   depreciation on investments                    (21,851,813)          419,074
                                                 ------------       -----------

Net Loss on Investments                           (24,363,661)         (672,826)
                                                 ------------       -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $(26,047,485)      $  (745,471)
                                                 ============       ===========

(1) Net of $3,187 in foreign withholding taxes.
See notes to financial statements.

Annual Report

                              BRAMWELL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                       FISCAL YEAR       FISCAL YEAR
                                                          ENDED              ENDED
                                                      JUNE 30, 2002     JUNE 30, 2001
                                                      -------------     -------------

OPERATIONS:
Net investment loss                                  $  (1,683,824)   $    (946,491)
Net realized gain (loss) on investments                 (2,511,848)      24,038,303
Net realized gain on options written                            --           94,397
Change in net unrealized appreciation/depreciation
   on investments                                      (21,851,813)     (72,589,824)
                                                     -------------    -------------

Net decrease in net assets resulting
   from operations                                     (26,047,485)     (49,403,615)
                                                     -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                           196,514,463      335,584,845
Proceeds from reinvestment of dividends                 14,031,639       18,896,009
Redemption of shares                                  (199,779,395)    (339,566,756)
                                                     -------------    -------------
Net increase from share transactions                    10,766,707       14,914,098
                                                     -------------    -------------

DIVIDENDS PAID FROM:
Net realized gains                                     (14,954,020)     (19,856,751)
                                                     -------------    -------------

TOTAL DECREASE IN NET ASSETS                           (30,234,798)     (54,346,268)

NET ASSETS:
Beginning of year                                      221,629,682      275,975,950
                                                     -------------    -------------
End of year                                          $ 191,394,884    $ 221,629,682
                                                     =============    =============

TRANSACTIONS IN SHARES:
Shares sold                                              9,673,351       12,231,129
Dividends reinvested                                       725,524          696,756
Shares redeemed                                         (9,803,615)     (12,343,506)
                                                     -------------    -------------
Net increase                                               595,260          584,379
                                                     =============     ============

See notes to financial statements.

Annual Report

                              BRAMWELL FOCUS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     FISCAL YEAR    FISCAL YEAR
                                                        ENDED           ENDED
                                                    JUNE 30, 2002  JUNE 30, 2001
                                                    -------------   ------------
OPERATIONS:
Net investment loss                                  $   (72,645)   $   (40,803)
Net realized loss on investments                      (1,091,900)      (756,212)
Change in net unrealized appreciation/depreciation
   on investments                                        419,074       (737,972)
                                                     -----------    -----------

Net decrease in net assets resulting
   from operations                                      (745,471)    (1,534,987)
                                                     -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                           7,179,086      3,332,696
Proceeds from reinvestment of dividends                     --           54,391
Redemption of shares                                  (6,944,622)    (1,112,255)
                                                     -----------    -----------
Net increase from share transactions                     234,464      2,274,832
                                                     -----------    -----------

DIVIDENDS PAID FROM:
Net realized gains                                            --        (57,115)
                                                     -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 (511,007)       682,730

NET ASSETS:
Beginning of year                                      7,134,382      6,451,652
                                                     -----------    -----------
End of year                                          $ 6,623,375    $ 7,134,382
                                                     ===========    ===========

TRANSACTIONS IN SHARES:
Shares sold                                              768,341        287,989
Dividends reinvested                                          --          4,574
Shares redeemed                                         (742,933)       (97,339)
                                                     -----------    -----------
Net increase                                              25,408        195,224
                                                     ===========    ===========

See notes to financial statements.

Annual Report


                                                                 BRAMWELL GROWTH FUND
                                                                 FINANCIAL HIGHLIGHTS

                                    FISCAL YEAR       FISCAL YEAR      FISCAL YEAR     FISCAL YEAR        FISCAL YEAR
SELECTED PER SHARE DATA(1)             ENDED              ENDED           ENDED           ENDED              ENDED
                                      JUNE 30,          JUNE 30,         JUNE 30,         JUNE 30,           JUNE 30,
                                        2002              2001             2000            1999               1998
                                       -----              -----           -----           -----              -----

NET ASSET VALUE,
   BEGINNING OF YEAR                 $  23.00          $  30.48        $  26.07        $  23.05              $ 17.53

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss                     (0.16)            (0.10)          (0.27)          (0.18)               (0.13)
Net realized and unrealized gains
   (losses) on securities               (2.53)            (5.16)           5.91            4.45                 6.82
                                     --------           -------        --------        --------              -------

TOTAL FROM INVESTMENT
   OPERATIONS                           (2.69)            (5.26)           5.64            4.27                 6.69

LESS DISTRIBUTIONS:
Distributions from capital gains        (1.61)            (2.22)          (1.23)          (1.25)               (1.17)
                                     --------           -------        --------        --------              -------

NET ASSET VALUE, END OF YEAR         $  18.70          $  23.00        $  30.48        $  26.07             $  23.05
                                     ========          ========        ========        ========             ========

TOTAL RETURN                          (11.9)%           (18.4)%           22.5%           19.4%                39.5%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)       $191,395          $221,630        $275,976        $268,726             $205,922
Ratio of expenses to
   average net assets                   1.63%             1.53%           1.54%           1.58%                1.66%
Ratio of net investment loss
   to average net assets                (0.84)          (0.37)%         (0.93)%         (0.79)%              (0.75)%

Portfolio turnover rate                   66%               57%             25%             38%                  49%


(1) Information presented relates to a share of capital stock outstanding for the entire year.

See notes to financial statements.

Annual Report

                                                       BRAMWELL FOCUS FUND
                                                      FINANCIAL HIGHLIGHTS


                                        FISCAL YEAR         FISCAL YEAR      FISCAL YEAR
SELECTED PER SHARE DATA(1)                 ENDED               ENDED            ENDED
                                          JUNE 30,            JUNE 30,         JUNE 30,
                                            2002                 2001          2000(2)
                                           -----                -----         -----

NET ASSET VALUE,
   BEGINNING OF PERIOD                    $ 9.89               $12.26        $10.00

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss                        (0.10)               (0.06)        (0.04)
Net realized and unrealized gains
   (losses) on securities                  (0.92)               (2.22)         2.30
                                          ------               ------        ------

TOTAL FROM INVESTMENT
   OPERATIONS                              (1.02)               (2.28)         2.26

LESS DISTRIBUTIONS:
Distributions from capital gains              --                (0.09)           --
                                          ------               ------        ------

NET ASSET VALUE, END OF PERIOD            $ 8.87              $  9.89       $ 12.26
                                          ======              =======       =======

TOTAL RETURN(3)                          (10.3)%              (18.7)%         22.6%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)         $ 6,623              $ 7,134       $ 6,452
Ratio of expenses to
   average net assets(4),(5)               1.75%                1.75%         1.75%
Ratio of net investment loss
   to average net assets(4),(5)          (1.11)%              (0.57)%       (0.69)%

Portfolio turnover rate(3)                  138%                 117%           66%

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) From October 31, 1999.
(3) Not annualized for periods less than a full year.
(4) Net of reimbursements and waivers. For the Focus Fund, absent reimbursements and waivers of expenses by the adviser, the ratio of expenses and net investment loss to average net assets for the years ended June 30, 2002 and June 30, 2001 and the period ended June 30, 2000, would have been 3.28% and (2.64)%, 3.10% and (1.92)%, and 5.46% and (4.40)% respectively.
(5) Annualized for periods less than a full year.

See notes to financial statements.

Annual Report

                            THE BRAMWELL FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 2002

1. ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio,was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation

A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Annual Report

b) Option Contracts

The Funds may write covered put or call options. Premiums received by a Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received. There was no option activity for the year ended June 30, 2002.

c) Expenses

The Funds are charged for those expenses that are directly attributable to each Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

d) Federal Income Taxes

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is recorded.

e) Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

f) Other

Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Annual Report

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the year ended June 30, 2002 were as follows:

                             Growth Fund    Focus Fund
------------------------------------------------------
Purchases                   $126,095,103    $8,675,986
Sales                        119,383,816     8,604,225

There were no purchases or sales of long-term U.S. government securities. At June 30, 2002, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes were as follows:

                             Growth Fund   Focus Fund
-----------------------------------------------------
Cost                         $148,850,642  $6,241,785
                             ============  ==========

Appreciation                $  49,350,619  $  463,200
Depreciation                   (9,863,472)   (395,795)
                            -------------  ----------

Net
appreciation
on investments               $  39,487,147 $    67,405
                             ============= ===========

Of the net appreciation on investments, 87% and 35% (unaudited) is attributable to securities held greater than 12 months at June 30, 2002, for the Growth Fund and Focus Fund, respectively.

The tax components of dividends paid during the year and the tax undistributed amounts at year end were as follows:

                             Growth Fund   Focus Fund
-----------------------------------------------------
Long-Term
  Capital Gains              $14,954,020           --
Capital Loss
  Carryforward                        --   $1,379,065

$156,342 of the capital loss carryforward in the Focus Fund expires in 2009 and $1,222,723 expires in 2010. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. At June 30, 2002, the Growth and Focus Fund had net realized capital losses from transactions between November 1, 2001 and June 30, 2002 of $5,483,894 and $469,355 respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2003.

4. INVESTMENT ADVISORY
    AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of each Fund's average net assets until June 30, 2003. After such date, the expense limitation may be terminated or revised at any time. For the year ended June 30, 2002, the Adviser reimbursed the Focus Fund $100,307. The expense ratio for the Growth Fund for the year ended June 30, 2002 was 1.63%.

5. DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

                                                                   Annual Report

                            THE BRAMWELL FUNDS, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Bramwell Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Growth Fund and the Bramwell Focus Fund (constituting the Bramwell Funds, Inc., herein referred to as the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 19, 2002

Annual Report


                                                      BRAMWELL FUNDS
                                                DIRECTORS AND OFFICERS

                                                                                     NUMBER OF
                                                                  PRINCIPAL          PORTFOLIOS  OTHER
                                POSITION(S)    TERM OF OFFICE     OCCUPATION(S)      IN COMPLEX  DIRECTORSHIPS
                                HELD WITH      AND LENGTH OF      DURING             OVERSEEN BY HELD BY
NAME, ADDRESS, AND AGE          FUND           TIME SERVED        PAST 5 YEARS       DIRECTORS   DIRECTORS
------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS:
------------------------------------------------------------------------------------------------------------------------
Charles L. Booth, Jr.           Director       Indefinite,        Private Investor        2      Trustee, Levco Series
745 Fifth Avenue                               until successor                                   Trust, United Board
New York, NY 10151                             elected                                           for Christian Higher
Age: 69                                                                                          Education in Asia

George F. Keane                 Director       Indefinite,        Director and            2      Director, Universal
745 Fifth Avenue                               until successor    Investment                     Stainless and Alloy
New York, NY 10151                             elected            Consultant                     Products, Trustee,
Age: 72                                                                                          Nicholas-Applegate
                                                                                                 Investment Trust,
                                                                                                 Universal Bond Fund,
                                                                                                 Bermuda and Security
                                                                                                 Capital Real Estate Funds

James C. Sargent                Director       Indefinite,        Counsel, Opton          2      Director, Austin's
745 Fifth Avenue                               until successor    Handler, Gottlieb,             International, Sedona
New York, NY 10151                             elected            Feiler & Katz                  Corporation
Age: 86

Martha R. Seger, Ph.D.          Director       Indefinite,        Visiting Professor      2      Director, Fluor, Massey
745 Fifth Avenue                               until successor    of Finance, Arizona and        Energy, Xerox; Retired
New York, NY 10151                             elected            South Carolina State           in last year from
Age: 70                                                           Universities; Chairman and     Amerisure, Tucson
                                                                  Financial Economist,           Electric Power -
                                                                  Martha Seger & Associates      Unisource Energy
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
------------------------------------------------------------------------------------------------------------------------
Elizabeth R. Bramwell           Director,      Indefinite,        President and Chief     2      None
745 Fifth Avenue                President      until successor    Executive Officer,
New York, NY 10151              and Chief      elected            Bramwell Capital
Age: 61                         Executive,                        Management (February
                                Financial and                     1994-present)
                                Investment
                                Officer
------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------
Donald G. Allison               Secretary      Indefinite,        Executive Vice President, N/A  None
745 Fifth Avenue                and            until successor    Bramwell Capital
New York, NY 10151              Treasurer      elected            Management
Age: 52

Margaret A. Bancroft            Assistant      Indefinite,        Partner, Dechert        N/A    None
30 Rockfeller Plaza             Secretary      until successor    (law firm and counsel
New York, NY 10112                             elected            to the Funds)
Age: 64

                                                                   Annual Report

                              (BRAMWELL FUNDS LOGO)

                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer
                            The Bramwell Funds, Inc.

                             CHARLES L. BOOTH, JR.
                             Former Executive Vice
                         President and Chief Investment
                                    Officer
                           The Bank of New York, Inc.

                                GEORGE F. KEANE
                               President Emeritus
                                The Common Fund

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                DONALD G. ALLISON
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                             UMB Fund Services, Inc.

                                     COUNSEL
                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                                  U.S. Bancorp

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC

This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                    BR-408-0802